UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

Akorn, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 West Field Court, Suite 300 Lake Forest, IL	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(847) 279-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 10, 2012, Akorn, Inc. (the “Company”) issued a press release announcing that it received approval from the U.S. Food and Drug Administration (“FDA”) of its Abbreviated New Drug Application (“ANDA”) application for Vancomycin Hydrochloride USP 125mg and 250mg capsules, the generic version of ViroPharma’s Vancocin®.  The Company further announced that it has begun shipping its FDA-approved generic version in both strengths in a 20 capsule pack size.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by Akorn, Inc., dated April 10, 2012, announcing FDA approval of its ANDA application for Vancomycin Hydrochloride USP 125mg and 250mg capsules, and commencement of shipping of both strengths of this product to customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

Date:	April 10, 2012	By:	/s/ Timothy A. Dick
Timothy A. Dick
Sr. Vice President, Chief Financial Officer